                                                                 Exhibit 10.1(a)

                                                                  CONFORMED COPY

               AMENDMENT NO. 5 AND CONSENT UNDER CREDIT AGREEMENTS

     AMENDMENT NO. 5 dated as of April 25, 2002 to each of the Second Amended and Restated Credit Agreement (as heretofore amended, the "Second AR Credit Agreement") and the Credit Agreement (as heretofore amended, the "June 2000 Credit Agreement"; the Second AR Credit Agreement and the June 2000 Credit Agreement are together the "Credit Agreements" and each is individually a "Credit Agreement"), each dated as of June 26, 2000 among Young Broadcasting Inc., a Delaware corporation (the "Borrower"), the banks and other financial institutions listed on the signature pages thereof, Bankers Trust Company, as Administrative Agent (in such capacity, the "Administrative Agent") and, in the case of the Second AR Credit Agreement only, as Issuing Bank, and First Union National Bank and CIBC World Markets Corp., as Syndication Agents.

                              W I T N E S S E T H:

     WHEREAS, the Borrower intends to sell substantially all of the assets of its commercial television broadcast station KCAL-TV, Channel 9 (DTV Channel 43), in Los Angeles, California;

     WHEREAS, such sale may constitute a Permitted Asset Sale as defined in the Credit Agreements but the Borrower, for the avoidance of doubt, has asked the Lenders to consent to such sale by agreeing to amend the Credit Agreements to provide explicitly that such sale is a Permitted Asset Sale and thus permitted by the terms of the Credit Agreements and to amend the Credit Agreements further to provide for certain modifications as set forth herein in the terms and conditions that will be applicable thereto, and the Lenders party hereto are willing to do so; and

     WHEREAS, the Borrower has also asked the Lenders under each Credit Agreement to agree to amend the interest coverage covenant contained in the Credit Agreements, and the Lenders party hereto are willing to do so on the terms and conditions set forth herein; and

     NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE 1.

                                   Definitions

     Section 1.01. Definitions. As used herein, (i) capitalized terms defined in, or defined by reference in, both Credit Agreements with identical meanings and not otherwise defined herein, have the respective meanings provided for in the Credit Agreements, and (ii) capitalized terms not otherwise defined herein that are defined in, or by reference in, one of the Credit Agreements and not defined in the other Credit Agreement, have the respective meanings provided for in the Credit Agreement wherein such term is defined.

                                    ARTICLE 2.

                                    Amendment

     Section 2.01. Amendment to Definitions. (a) Section 1.01 of each of the Credit Agreements is amended by inserting the following definitions in appropriate alphabetical order:

               "Amendment No. 5" means Amendment No. 5 to Credit Agreements dated as of April 25, 2002 among the Borrower and the banks and other financial institutions party thereto.

               "KCAL Asset Sale" means the Asset Sale contemplated by the KCAL Asset Purchase Agreement.

               "KCAL Asset Purchase Agreement" means the purchase agreement dated as of February 12, 2002 among the Company, Young Broadcasting of Los Angeles, Inc. and Fidelity Television, Inc., as sellers, and CBS Broadcasting Inc., as buyer, as the same may be amended, supplemented or otherwise modified (other than any such amendment, supplement or other modification which would change a material term therein in a manner materially adverse to the Borrower).

               "KCAL Closing Date" means the date upon which the KCAL Asset Sale is consummated.

     (b). The definition of "Excess Cash Flow" in each of the Credit Agreements is amended by inserting the phrase "and 2.09(b)(vii)" immediately after both references to "Section 2.09(b)(iv)" contained therein.

     (c). The definition of "Mandatory Prepayment Excess Amount" in the Second AR Credit Agreement is amended by inserting the following phrase immediately after the second existing proviso thereto but before the period at the end thereof:

          "and the Mandatory Prepayment Excess Amount in connection with the KCAL Asset Sale shall be $50,000,000 regardless of the amount that would otherwise be applicable without regard to this proviso."

     (d). The definition of "Permitted Asset Sale" in each of the Credit Agreements is amended by (i) inserting the phrase "or the KCAL Asset Sale" immediately after the first instance of the phrase "Qualifying FCC-Mandated Sale" in clause (b)(y) thereof and (ii) replacing the phrase "ten (10) days" in clause (b)(z) thereof with the phrase "two (2) days".

     Section 2.02. Consent to KCAL Asset Sale. The Lenders party hereto, for the sake of avoidance of doubt, consent to the KCAL Asset Sale, subject to the requirement that the Net Proceeds thereof are applied as provided in the Credit Agreements as amended hereby.

     Section 2.03. Amendment to Section 2.08(c). The first sentence of Section 2.08(c) of the Second AR Credit Agreement is amended by adding the following proviso immediately before the period at the end thereof:

          ", provided that in connection with the KCAL Asset Sale the principal amount to be repaid shall be such amount as is required to cause the aggregate outstanding principal amount of the Revolving Advances and Swingline Advances to equal zero."

     Section 2.04. Additional Mandatory Prepayment. (a) Section 2.09(b)(iv) of the June 2000 Credit Agreement is amended by inserting the phrase "(other than the KCAL Asset Sale)" immediately after the first reference to "Permitted Asset Sale" contained therein.

     (b). Section 2.09(b) of the June 2000 Credit Agreement is amended by inserting the following clause (vii) immediately after clause (vi) thereof:

               "(vii) On the KCAL Closing Date, the Borrower shall prepay the entire outstanding principal amount of the Term Loan B Advances. The Borrower shall pay the principal amount to be prepaid together with accrued interest thereon to the date of prepayment and all amounts then owing under
     Section 2.12 in respect of such prepayment."

     (c). The parties hereto agree that Section 2.09(c) of the June 2000 Credit Agreement shall not apply to any prepayment required by clause (vii) of Section 2.09(b) of the June 2000 Credit Agreement.

     Section 2.05. Prepayment Notice. Notwithstanding the provisions of Section 2.09(d) of the June 2000 Credit Agreement or Section 2.09(c) of the Second AR Credit Agreement, notice of any repayment of Term Loan B Advances, Revolving Advances or Swingline Advances made in connection with the KCAL Asset Sale may be given by the Borrower to the Administrative Agent on the day such repayment is to be made.

     Section 2.06. Amendment to Interest Coverage Covenant. Section 5.01(m) of each of the Credit Agreements is amended by deleting the ratio "1.20x" set forth in the table contained therein opposite the Fiscal Quarter ending March 31, 2002 and inserting "1.15x" in its place.

     Section 2.07. Amendment to Prepayment of Debt Covenant. Section 5.02(h)(v) of each of the Credit Agreements is amended and restated in its entirety to read as follows:

          "(v) any prepayment, redemption, defeasance or purchase of (i) any Existing Subordinated Debt or Permitted Subordinated debt in an unlimited amount, so long as before and after giving effect thereto, (A) no Default shall have occurred and be continuing and (B) the Borrower shall be in compliance with all Subordinated Debt Documents; and (ii) any Permitted Senior Unsecured Debt in an unlimited amount, so long as before and after giving effect thereto, (A) no Default shall have occurred and be continuing and (B) the Borrower shall be in compliance with all Permitted Senior Unsecured Debt Documents."

                                    ARTICLE 3.

                                  Miscellaneous

     Section 3.01. Representations Correct: No Default. The Borrower represents and warrants that on and as of the date hereof: (i) the representations and warranties contained in each of the Credit Agreements and each of the other Loan Documents are correct; and (ii) no event has occurred and is continuing which (assuming the effectiveness of this Amendment) constitutes (or would constitute) a Default.

     Section 3.02. Effectiveness. This Amendment No. 5 shall become effective upon the date (the "Effective Date") when the Administrative Agent receives duly executed counterparts hereof signed by the Borrower, each Guarantor and the Majority Lenders (or, in the case of any party as to which an executed counterpart hereof shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party), provided that Section 2.04(c) of this Amendment No. 5 and the amendments to the June 2000 Credit Agreement made thereby shall become effective only if the Administrative Agent also receives duly executed counterparts hereof signed by the Majority B Lenders (or, in the case of any Term Loan B Lender as to which an executed counterpart hereof shall not have been received, receipt by the Administrative Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party), it being understood that the failure of Section 2.04(c) to become effective shall not affect the effectiveness of the remaining provisions of this Amendment No. 5 and the other amendments to the Credit Agreements made thereby.

     Section 3.03. Governing Law. THIS AMENDMENT NO. 5 SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     Section 3.04. Effect of Amendments. Except as expressly set forth herein, the amendments contained herein shall not constitute a waiver or amendment of any term or condition of either of the Credit Agreements or any other Loan Document, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

     Section 3.05. Execution in Counterparts. This Amendment No. 5 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed being deemed an original and all of which taken together constituting one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to be executed by their respective authorized officers as of the date first above written.

                                       YOUNG BROADCASTING INC.


                                       By:/s/ James A. Morgan
                                          --------------------------------------
                                              Title:Executive Vice President
                                                    and Chief Financial Officer

                                       DEUTSCHE BANK TRUST COMPANY
                                       AMERICAS, AS ADMINISTRATIVE
                                       AGENT


                                       By:/s/ Gregory Shefrin
                                          --------------------------------------
                                       Title: Director


                                       FIRST UNION NATIONAL BANK, AS
                                       SYNDICATION AGENT


                                       By:/s/ Joe Mynatt
                                          --------------------------------------
                                       Title: Vice President


                                       CIBC WORLD MARKETS CORP., AS
                                       SYNDICATION AGENT


                                       By:/s/ Tefta Ghilaga
                                          --------------------------------------
                                       Title: Executive Director

                                      BANKS
                                      -----

                                       ADDISON CDO, LIMITED (Acct 1279)
                                       By: Pacific Investment Management
                                       Company LLC, as its Investment Advisor


                                       By:/s/ Mohan V. Phansalkar
                                          --------------------------------------
                                       Title: Executive Vice President


                                       AIMCO CDO SERIES 2000-A


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       ALLSTATE LIFE INSURANCE
                                       COMPANY


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                                       AMEX-SEQUILS-CENTURION V,
                                       LTD.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       AMMC CDO II, LIMITED
                                       By: American Money Management
                                           Corp., as Collateral Manager


                                       By:/s/ David P. Meyer
                                          --------------------------------------
                                       Title: Vice President


                                       APEX (IDM) CDO I, LTD.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       APEX (TRIMARAN) CDO I, LTD.
                                       By: Trimaran Advisors, L.L.C.


                                       By:/s/ David M. Millison
                                          --------------------------------------
                                       Title: Managing Director

                                       ARES III CLO LTD.
                                       By:    ARES CLO Management LLC,
                                              Investment Manager


                                       By:/s/ Seth J. Brufsky
                                          --------------------------------------
                                       Title: Vice President


                                       ARES IV CLO, LTD.
                                       By:    ARES CLO Management IV, L.P.,
                                              Investment Manager


                                       By:    Ares CLO GP IV, LLC, Its
                                              Managing Member


                                       By:/s/ Seth J. Brufsky
                                          --------------------------------------
                                       Title: Vice President


                                       ARES LEVERAGED INVESTMENT
                                       FUND L.P.
                                       By:    ARES Management, L.P.
                                       Its:   General Partner


                                       By:/s/ Seth J. Brufsky
                                          --------------------------------------
                                       Title: Vice President


                                       ARES LEVERAGED INVESTMENT
                                       FUND II, L.P.
                                       By:    ARES Management II, L.P.
                                       Its:   General Partner


                                       By:/s/ Seth J. Brufsky
                                          --------------------------------------
                                       Title: Vice President

                                       ATHENA CDO, LIMITED (Acct 1277)
                                       By:    Pacific Investment Management
                                              Company LLC, as its Investment
                                              Advisor


                                       By:/s/ Mohan V. Phansalkar
                                          --------------------------------------
                                       Title: Executive Vice President


                                       CANADIAN IMPERIAL BANK OF
                                       COMMERCE


                                       By:/s/ Tefta Ghilaga
                                          --------------------------------------
                                       Title: Executive Director


                                       CAPTIVA III FINANCE LTD. (Acct 275)
                                       as advised by Pacific Investment
                                       Management Company LLC


                                       By:/s/ David Dyer
                                          --------------------------------------
                                       Title: Director


                                       CARLYLE HIGH YIELD PARTNERS,
                                       L.P.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                                       CARLYLE HIGH YIELD PARTNERS II,
                                       LTD.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       CARLYLE HIGH YIELD PARTNERS III


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       CARLYLE HIGH YIELD PARTNERS IV,
                                       LTD


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       CENTURION CDO II LTD.
                                       By:    American Express Asset
                                              Management Group Inc., as
                                              Collateral Manager


                                       By:/s/ Steven B. Staver
                                          --------------------------------------
                                       Title: Managing Director

                                       CENTURION CDO III, LIMITED
                                       American Express Asset Management
                                       Group Inc.as Collateral Manager


                                       By:/s/ Steven B. Staver
                                          --------------------------------------
                                       Title: Managing Director


                                       COLUMBUS LOAN FUNDING, LTD.
                                       By:    Travelers Asset Management
                                              International Company, LLC


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       CREDIT INDUSTRIEL ET
                                       COMMERCIAL


                                       By:/s/ Marcus Edward
                                          --------------------------------------
                                       Title: Vice President


                                       By:/s/ Anthony Rock
                                          --------------------------------------
                                       Title: Vice President


                                       DEERFIELD - ROSEMONT CLO, LTD


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                                       DELANO COMPANY (Acct 274)
                                       By:    Pacific Investment Management
                                              Company LLC, as its Investment
                                              Advisor


                                       By:/s/ Mohan V. Phansalkar
                                          --------------------------------------
                                       Title: Executive Vice President


                                       DEUTSCHE BANK TRUST COMPANY
                                       AMERICAS


                                       By:/s/ Gregory Shefrin
                                          --------------------------------------
                                       Title: Director


                                       ELC (CAYMAN) LTD., 2000-I


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       ERSTE BANK DER
                                       OESTERREICHISCHEN SPARKASSEN
                                       AG


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                                       FIDELITY ADVISOR SERIES II:
                                       FIDELITY ADVISOR FLOATING RATE
                                       HIGH INCOME


                                       By:/s/ John Costello
                                          --------------------------------------
                                       Title: Assistant Treasurer


                                       FIRST SUNAMERICA LIFE
                                       INSURANCE COMPANY


                                       By:/s/ Steven Oh
                                          --------------------------------------
                                       Title: Authorized Agent


                                       FIRST UNION NATIONAL BANK


                                       By:/s/ Joe Mynatt
                                          --------------------------------------
                                       Title: Vice President


                                       FIRSTAR BANK, NATIONAL
                                       ASSOCIATION


                                       By:/s/ Christian Bugyis
                                          --------------------------------------
                                       Title: Vice President

                                       FLEET NATIONAL BANK


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       GALAXY CLO 1999-1, LTD.
                                       By:    SAI Investment Advisor, Inc., its
                                              Collateral Manager


                                       By:/s/ Thomas G. Brandt
                                          --------------------------------------
                                       Title: Managing Director


                                       GE CAPITAL CFE, INC.


                                       By:/s/ Karl Kieffer
                                          --------------------------------------
                                       Title: Duly Authorized Signatory


                                       GENERAL MOTORS EMPLOYEES
                                       GLOBAL GROUP PENSION TRUST,
                                       by State Street Bank and Trust Company
                                       as Trustee


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                                       GENERAL MOTORS WELFARE
                                       BENEFITS TRUST,
                                       by  State Street Bank and Trust Company
                                       as Trustee


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       HAMILTON CDO, LTD.
                                       By: Stanfield Capital Partners LLC as its
                                           Collateral Manager


                                       By:/s/ Christopher A. Bondy
                                          --------------------------------------
                                       Title: Partner


                                       HELLER FINANCIAL INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       INDOSUEZ CAPITAL FUNDING IV, L.P.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                                       INNER HARBOR CBO 2001-1 LTD,
                                       by T.Rowe Price Associates, Inc., in its capacity as Collateral Manager


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       JISSEKIKUN FUNDING, LTD.(Acct 1288)
                                       By: Pacific Investment Management
                                           Company, LLC as its Investment
                                           Advisor


                                       By:/s/ Mohan V. Phansalkar
                                          --------------------------------------
                                       Title: Executive Vice President


                                       KZH CNC LLC


                                       By:/s/ Joyce Fraser-Bryant
                                          --------------------------------------
                                       Title: Authorized Agent


                                       KZH CYPRESSTREE-1 LLC


                                       By:/s/ Joyce Fraser-Bryant
                                          --------------------------------------
                                       Title: Authorized Agent

                                       KZH ING-2 LLC


                                       By:/s/ Joyce Fraser-Bryant
                                          --------------------------------------
                                       Title: Authorized Agent


                                       KZH PONDVIEW LLC


                                       By:/s/ Joyce Fraser-Bryant
                                          --------------------------------------
                                       Title: Authorized Agent


                                       KZH SOLEIL LLC


                                       By:/s/ Joyce Fraser-Bryant
                                          --------------------------------------
                                       Title: Authorized Agent


                                       KZH SOLEIL-2 LLC


                                       By:/s/ Joyce Fraser-Bryant
                                          --------------------------------------
                                       Title: Authorized Agent

                                       KZH STERLING LLC


                                       By:/s/ Joyce Fraser-Bryant
                                          --------------------------------------
                                       Title: Authorized Agent


                                       KZH WATERSIDE LLC


                                       By:/s/ Joyce Fraser-Bryant
                                          --------------------------------------
                                       Title: Authorized Agent


                                       LONGHORN CDO (CAYMAN) LTD.
                                       By: Merrill Lynch Investment Managers,
                                           L.P. as Investment Advisor


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       MADISON AVENUE CDO I, LIMITED,
                                       by  METROPOLITAN LIFE INSURANCE
                                       COMPANY as Collateral Manager


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                                       MADISON AVENUE CDO III,
                                       LTD, by Metropolitan Life Insurance
                                       Company, as Collateral Manager


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       MERRILL LYNCH GLOBAL
                                       INVESTMENT SERIES BANK LOAN


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       MERRILL LYNCH SENIOR FLOATING
                                       RATE FUND, INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       METROPOLITAN LIFE INSURANCE
                                       COMPANY


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                                       METROPOLITAN PROPERTY AND
                                       CASUALTY INSURANCE


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       MUIRFIELD TRADING LLC


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       MUZINICH CASHFLOW CBO, LTD.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       NATEXIS BANQUES POPULAIRES


                                       By:/s/ Evan S. Kraus
                                          --------------------------------------
                                       Title: Vice President


                                       By:/s/ Michael T. Pellerito
                                          --------------------------------------
                                       Title: Vice President

                                       NORSE CBO, LTD.
                                       By:  Regiment Capital Management, LLC
                                            as its Investment Advisor


                                       By:  Regiment Capital Advisors, LLC its
                                            Manager and pursuant to delegated
                                            authority


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       OAK HILL SECURITIES FUND, L.P.
                                       By:  Oak Hill Securities GenPar, L.P.,
                                            Its General Partner


                                       By:  Oak Hill Securities MGP, Inc.,
                                            Its General Partner


                                       By:/s/ Scott D. Krase
                                          --------------------------------------
                                       Title: Authorized Signatory

                                       OAK HILL SECURITIES FUND II, L.P.
                                       By:  Oak Hill Securities GenPar II, L.P.,
                                               Its General Partner


                                       By: ak Hill Securities MGP II, Inc.,
                                               Its General Partner


                                       By:/s/ Scott D. Krase
                                          --------------------------------------
                                       Title: Authorized Signatory


                                       OLYMPIC FUNDING TRUST, SERIES
                                       1999-1


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       PIMCO-SEQUILS-MAGNUM


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                                       PINEHURST TRADING, INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       PORTFOLIO


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       REGIMENT CAPITAL, LTD.
                                       By:    Regiment Capital Management, LLC
                                              as its Investment Advisor

                                       By:    Regiment Capital Advisors, LLC
                                              its Manager and pursuant to
                                              delegated authority


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       RIVIERA FUNDING LLC


                                       By:/s/ Diana L. Mushill
                                          --------------------------------------
                                       Title: Assistant Vice President

                                       SAWGRASS TRADING LLC


                                       By:/s/ Diana L. Mushill
                                          --------------------------------------
                                       Title: Assistant Vice President


                                       SCUDDER FLOATING RATE
                                       FUND


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       SENIOR DEBT PORTFOLIO
                                       By:    Boston Management and Research
                                              as Investment Advisor


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       SEQUILS - CENTURION V, LTD.
                                       American Express Asset Management
                                       Group Inc. as Collateral Manager


                                       By:/s/ Steven B. Staver
                                          --------------------------------------
                                       Title: Managing Director

                                       SEQUILS-CUMBERLAND I, LTD.
                                       By:    Deerfield Capital Management,
                                              L.L.C., as its Collateral Manager


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       SEQUILS-MAGNUM, LTD. (#1280)
                                       By:    Pacific Investment Management
                                              Company LLC, as its Investment
                                              Advisor


                                       By:/s/ Mohan V. Phansalkar
                                          --------------------------------------
                                       Title: Executive Vice President


                                       SRF 2000 LLC


                                       By:/s/ Diana L. Mushill
                                          --------------------------------------
                                       Title: Assistant Vice President


                                       STANFIELD ARBITRAGE CDO,
                                       LTD.
                                       By:    Stanfield Capital Partners LLC
                                              as its Collateral Manager


                                       By:/s/ Christopher A. Bondy
                                          --------------------------------------
                                       Title: Partner

                                       STANFIELD CLO, LTD.
                                       By:    Stanfield Capital Partners LLC
                                              as its Collateral Manager


                                       By:/s/ Christopher A. Bondy
                                          --------------------------------------
                                       Title: Partner


                                       STANFIELD/RMF TRANSATLANTIC
                                       CDO LTD.
                                       By:    Stanfield Capital Partners LLC
                                              as its Collateral Manager


                                       By:/s/ Christopher A. Bondy
                                          --------------------------------------
                                       Title: Partner


                                       SUNAMERICA LIFE INSURANCE
                                       COMPANY


                                       By:/s/ Steven Oh
                                          --------------------------------------
                                       Title: Authorized Agent


                                       SUNAMERICA SENIOR FLOATING
                                       RATE FUND INC. (f/k/a North American
                                       Senior Floating Rate Fund Inc.)
                                       By:    Stanfield Capital Partners LLC as
                                              subadvisor


                                       By:/s/ Christopher A. Bondy
                                          --------------------------------------
                                       Title: Partner

                                       SUNTRUST BANK


                                       By:/s/ J. Eric Millham
                                          --------------------------------------
                                       Title: Director


                                       TORONTO DOMINION (NEW YORK)
                                       INC.


                                       By:/s/ Stacey Malek
                                          --------------------------------------
                                       Title: Vice President


                                       TRAVELERS CORPORATE LOAN
                                       FUND, INC.


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:


                                       US BANK, NATIONAL ASSOCIATION


                                       By:
                                          --------------------------------------
                                       Name:
                                       Title:

                                       WINDSOR LOAN FUNDING, LIMITED
                                       By:    Stanfield Capital Partners LLC as
                                              its Investment Manager


                                       By:/s/ Christopher A. Bondy
                                           -------------------------------------
                                       Title: Partner


                                       WINGED FOOT FUNDING TRUST


                                       By:/s/ Diana L. Mushill
                                          --------------------------------------
                                       Title: Authorized Agent

Each of the undersigned Guarantors hereby consents to the foregoing Amendment No. 5:

YOUNG BROADCASTING OF LANSING, INC.
YOUNG BROADCASTING OF LOUISIANA, INC.
YOUNG BROADCASTING OF LA CROSSE, INC.
YOUNG BROADCASTING OF NASHVILLE, INC.
YOUNG BROADCASTING OF ALBANY, INC.
WINNEBAGO TELEVISION CORPORATION
KLFY, L.P.
     By: Young Broadcasting of Louisiana, Inc., its General Partner
WKRN, G.P.
     By: Young Broadcasting of Nashville, Inc., its General Partner
LAT, INC.
YBT, INC.
YOUNG BROADCASTING OF RICHMOND, INC.
YOUNG BROADCASTING OF GREEN BAY, INC.
YOUNG BROADCASTING OF KNOXVILLE, INC.
WATE, G.P.
     By: Young Broadcasting of Knoxville, Inc., its General Partner
YBK, INC.
YOUNG BROADCASTING OF DAVENPORT, INC.
YOUNG BROADCASTING OF SIOUX FALLS, INC.
YOUNG BROADCASTING OF RAPID CITY, INC.
YOUNG BROADCASTING OF LOS ANGELES, INC.
FIDELITY TELEVISION, INC.
YOUNG BROADCASTING OF SAN FRANCISCO, INC.
YOUNG HOLDING COMPANY, INC.
YBSF INC.
ADAM YOUNG INC.
HONEY BUCKET FILMS, INC.


     By:/s/ James A. Morgan
        ---------------------------------------
     Title:    Executive Vice President
               and Chief Financial Officer